Exhibit 10.56

FIRST AMENDMENT TO THE LOAN AGREEMENT

THIS FIRST AMENDMENT TO THE LOAN AGREEMENT (the “Amendment”) signed on 21 December 2010 is entered into between:

CEDC FINANCE CORPORATION INTERNATIONAL, INC. a corporation incorporated under the laws of the State of Delaware, with its registered office at Corporate Trust Center, 1209 Orange Street, Wilmington, DE 19801, USA (the “Lender”),

and

CEDC INTERNATIONAL SP. ZO.O. (formerly known as CAREY AGRI INTERNATIONAL-POLAND SP. ZO.O.) a limited liability company incorporated under the laws of the Republic of Poland, with its registered seat in Warsaw, at ul. Bokserska 66A, 02-690 Warsaw, Poland, with registration number 0000051098 (the “Borrower”).

WHEREAS:

(A)	The Lender and the Borrower entered into that certain Loan Agreement dated as of 9 December 2010 (the “Loan Agreement”) pursuant to which the Lender extended a loan in the amount of EUR 51,108,861.11 to the Borrower.

(B)	The Loan Agreement is a Security Document and the Borrower is a Guarantor.

(C)	Pursuant to Section 9.1(c)(1) of the Indenture, the Lender, the Guarantors, the Trustee, the Security Agent and/or the Polish Security Agent are authorized to amend or supplement the Security Documents without the consent of any holder of Notes, to cure any ambiguity, mistake, omission, defect or inconsistency.

(D)	The Lender and the Borrower desire to amend and supplement the Loan Agreement pursuant to Section 9.1(c)(1) of the Indenture.

Capitalized terms used herein and not otherwise defined, shall have the meanings assigned to them in the Loan Agreement.

NOW, THEREFORE, THE PARTIES AGREED AS FOLLOWS:

Section 1. Amendments to Loan Agreement.

(a) Clause (B) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Pursuant to a purchase agreement dated 6 December 2010 between the Lender, the Parent, the Guarantors and Citigroup Global Markets Limited, the Lender is obliged to pay an underwriting commission amounting to 0.6% of the aggregate principal amount of the Notes, which is EUR 300,000, and road show expenses amounting to EUR 2,250 (collectively, the “Fees”)”.

(b) Clause (C) of the Loan Agreement iis hereby deleted in its entirety and replaced with the following:

“The Lender intends to grant to the Borrower a loan in the amount of EUR 51,108,861.11 (the “Loan”) from the proceeds obtained by the Lender from the issuance of the Notes. The Loan is equal to the price for the Notes at issue of EUR 51,312,500 less the Fees of EUR 302,250 plus accrued and unpaid interest of EUR 98,611.11 which was included in the proceeds paid to the Lender upon the issuance of the Notes.

(c) Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“For the purpose of this Article 2 only “Loan” shall mean the price for the Notes at issue of EUR 51,312,500 divided by 1.02625, which is EUR 50,000,000.”

Section 2. Effectiveness of Amendment. Upon the execution and delivery hereof, the Loan Agreement shall thereupon be deemed to be amended as hereinabove set forth as fully and with the same effect as if the amendments made hereby were originally set forth in the Loan Agreement, and this Amendment and the Loan Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the Loan Agreement.

Section 3. General Provisions.

(a) Miscellaneous. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto. This Amendment may be executed by facsimile signature.

(b) Pledge and Security Agreement in Effect. Except as specifically provided for in this Amendment, the Loan Agreement shall remain unmodified and in full force and effect.

[Remainder of this page intentionally left blank. Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

CEDC FINANCE CORPORATION INTERNATIONAL, INC.

By:	/s/ William V. Carey
Name: William V. Carey
Title: President

CEDC INTERNATIONAL SP. ZO.O.

By:	/s/ William V. Carey
Name: William V. Carey
Title: President

[SIGNATURE PAGE TO AMENDMENT OF PLEDGE AND SECURITY AGREEMENT]